UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2005

RECKSON ASSOCIATES REALTY CORP.
and
RECKSON OPERATING PARTNERSHIP, L.P.
(Exact name of each Registrant as specified in its Charter)

Reckson Associates Realty Corp. – Maryland Reckson Operating Partnership, L.P. – Delaware (State or other jurisdiction of incorporation or organization)	Reckson Associates Realty Corp. - 11-3233650 Reckson Operating Partnership, L.P. - 11-3233647 (IRS Employer ID Number)

225 Broadhollow Road Melville, New York (Address of principal executive offices)	11747 (Zip Code)
1-13762 (Commission File Number)

(631) 694-6900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Current Report on Form 8-K/A hereby amends the Current Report on Form 8-K/A filed with the Securities and Exchange Commission on December 22, 2005 to provide the required financial information relating to the acquisition of a 1.6 million square foot suburban office portfolio, consisting of 14 buildings, concentrated within five business parks, located in Westchester County (the “Eastridge Portfolio”), by a subsidiary of Reckson Associates Realty Corp. (“Reckson” or the “Company”).

In addition, this Current Report on Form 8-K/A provides pro-forma financial information as of September 30, 2005, for the nine months ended September 30, 2005 and for the year ended December 31, 2004 to reflect: (i) the acquisition of Reckson Plaza on October 7, 2005; (ii) the acquisition of One Court Square on May 12, 2005 and the subsequent sale of a 70% interest therein on November 30, 2005; (iii) the transfer of 17 properties to a joint venture (the “RAOC JV”) formed between Reckson and Reckson New York Property Trust on September 21, 2005, the transfer of three additional properties to the RAOC JV on January 6, 2006, and the probable transfer of an additional five properties to the RAOC JV in October 2006; (iv) the disposition of 100 Wall Street on December 20, 2005; and (v) the acquisition of the Eastridge Portfolio on December 29, 2005 (collectively, the “Acquisitions and Dispositions”). The unaudited pro-forma financial information should be read in conjunction with the historical financial statements and notes thereto included in Reckson's quarterly report on Form 10-Q for the nine months ended September 30, 2005 and Reckson's annual report on Form 10-K for the year ended December 31, 2004.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Property Acquired

Report of Independent Auditors

Statements of Revenues and Certain Expenses of the Eastridge Portfolio for the nine months ended September 30, 2005 and the year ended December 31, 2004

Notes to the Statements of Revenues and Certain Expenses of the Eastridge Portfolio

(b)	Pro-Forma Financial Information

Pro-Forma Balance Sheet at September 30, 2005

Notes to Pro-Forma Balance Sheet at September 30, 2005

Pro-Forma Statement of Income for the nine months ended September 30, 2005

Notes to Pro-Forma Statement of Income for the nine months ended September 30, 2005

Pro-Forma Statement of Income for the year ended December 31, 2004

Notes to Pro-Forma Statement of Income for the year ended December 31, 2004

(c)	Exhibits

23.1 Consent of Beck & Company, LLC

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INDEX TO FINANCIAL STATEMENTS

Report of Independent Auditors	F-2

Statements of Revenues and Certain Expenses of the Eastridge Portfolio for the nine months ended September 30, 2005 and the year ended December 31, 2004	F-3

Notes to the Statements of Revenues and Certain Expenses of the Eastridge Portfolio	F-4

Pro-Forma Financial Information	F-6

Pro-Forma Balance Sheet at September 30, 2005	F-7

Notes to Pro-Forma Balance Sheet at September 30, 2005	F-8

Pro-Forma Statement of Income for the nine months ended September 30, 2005	F-9

Notes to Pro-Forma Statement of Income for the nine months ended September 30, 2005	F-10

Pro-Forma Statement of Income for the year ended December 31, 2004	F-11

Notes to Pro-Forma Statement of Income for the year ended December 31, 2004	F-12

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BECK & COMPANY, LLC
120 WEST 45TH STREET
NEW YORK, NY 10036

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders of
Reckson Associates Realty Corp.

We have audited the statement of revenues and certain expenses of the 14 properties known as The Eastridge Portfolio, which are located in Westchester County, New York (the “Property”) for the year ended December 31, 2004. The financial statement is the responsibility of the Property’s owner. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Reckson Associates Realty Corp., and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1, for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States.

/s/ Beck & Company, LLC

New York, New York
February 28, 2006

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EASTRIDGE PORTFOLIO, WESTCHESTER COUNTY, NEW YORK
STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	Year Ended 12/31/04	(Unaudited) Nine Months Ended 9/30/05

Revenues:
Rents (Note 3)	$31,603,072	$22,482,509
Tenant escalations and reimbursements	7,009,116	3,545,772

Total revenues	38,612,188	26,028,281

Expenses:
Real estate taxes	6,542,416	4,668,663
Utilities	4,208,020	3,729,094
Cleaning	1,578,016	1,299,021
Insurance	373,359	293,508
Salaries and benefits	1,266,454	899,864
Repairs and maintenance	4,065,097	2,847,221
General and administrative	2,896,362	2,444,416

Total certain expenses	20,929,724	16,181,787

Revenues in excess of certain expenses	$17,682,464	$9,846,494

See notes to the financial statement.

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EASTRIDGE PORTFOLIO, WESTCHESTER COUNTY, NEW YORK
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.	Organization and Significant Accounting Policies

Presented herein are the statements of revenues and certain expenses related to the operation of an office building portfolio known as the Eastridge Portfolio, which is comprised of 14 office buildings located in Westchester County, New York (the “Property”). On December 29, 2005, a subsidiary of Reckson Associates Realty Corp. acquired the Property pursuant to a purchase agreement entered into on December 7, 2005.

The accompanying statements of revenues and certain expenses have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred by the Property in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization and other expenses not directly associated with the future operations.

2.	Use of Estimates in the Preparation of Statements of Revenues and Certain Expenses

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires the Property’s owner to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.	Revenue Recognition

Minimum rental income is recognized on a straight-line basis over the term of the tenant leases. Space is leased to tenants under leases ranging from 1 to 11 years. The leases generally also require that the tenant reimburse the landlord for increases in certain operating costs, real estate taxes and ground rents above base year costs.

Ten tenants occupy in the aggregate approximately 28% of the rentable space in the Property. Revenues therefrom aggregated approximately 29% of the Property’s annual base rent. These leases expire at various dates between January 31, 2005 and August 31, 2015.

4.	Future Rental Income

Future minimum rental payments due from tenants under non-cancelable operating leases as of December 31, 2004 are as follows:

Year Ended

2005	$25,141,196
2006	23,796,470
2007	21,261,186
2008	18,416,162
2009	15,831,454
Thereafter	38,244,228

$142,690,696

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EASTRIDGE PORTFOLIO, WESTCHESTER COUNTY, NEW YORK

NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES (continued)

5.	Unaudited Interim Financial Statement

The statement of revenues and certain expenses for the nine months ended September 30, 2005 is unaudited, however, in the opinion of the Property owner, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

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RECKSON ASSOCIATES REALTY CORP.
PRO FORMA FINANCIAL INFORMATION
(Unaudited)

The accompanying financial statements present the unaudited pro-forma balance sheet of Reckson Associates Realty Corp. (the “Company”) as of September 30, 2005, and the unaudited pro-forma statements of income for the year ended December 31, 2004 and the nine months ended September 30, 2005.

The unaudited pro-forma balance sheet as of September 30, 2005 is presented as if the Acquisitions and Dispositions had occurred on September 30, 2005. The unaudited pro-forma statements of income for the year ended December 31, 2004 and the nine months ended September 30, 2005 are presented as if the Acquisitions and Dispositions occurred on January 1, 2004 and carried forward through September 30, 2005.

The pro-forma information is unaudited and is not necessarily indicative of the results which actually would have occurred if the aforementioned transactions had been consummated at the beginning of the period presented, nor does it purport to represent the financial position and results of operations for future periods. The pro-forma information should be read in conjunction with the historical financial statements of the Company.

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Reckson Associates Realty Corp.
Pro-Forma Balance Sheet
September 30, 2005
(Unaudited and in thousands, except share amounts)

		One Court Square			Reckson Plaza		LPT Transaction			100 Wall St.		Eastridge Portfolio

	Reckson Historical (A)	Pro-Forma Adjustments (B)		Pro-Forma Adjustments (E)	Pro-Forma Adjustments (F)		Pro-Forma Adjustments (H)		Pro-Forma Adjustments (K)	Pro-Forma Adjustments (L)		Pro-Forma Adjustments (O)		Pro-Forma Condensed

Assets:
Commercial real estate properties, at cost:
Land	$385,457	$—		$—	$—		$—		$—	$—		$53,481		$438,938
Building and improvements	2,452,509	—		—	220,684		—		—	—		160,979		2,834,172
Developments in progress:
Land	101,371	—		—	—		—		—	—		1,743		103,114
Development costs	81,981	—		—	19,000		—		—	—		2,692		103,673
Furniture, fixtures and equipment	12,391	—		—	—		—		—	—		—		12,391

	3,033,709	—		—	239,684		—		—	—		218,895		3,492,288
Less accumulated depreciation	(516,399)	—		—	—		—		—	—		—		(516,399)

Investments in real estate, net of accumulated depreciation	2,517,310	—		—	239,684		—		—	—		218,895		2,975,889

Properties and related assets held for sale, net of accumulated depreciation	669,596	(333,254)		(142,823)	—		(77,949)		(25,983)	(86,321)		32,110	(Q)	35,376
Investment in real estate joint ventures	12,946	—		47,304	—		(9,860)		4,075	—		—		54,465
Investment in notes receivable	166,219	—		—	(27,592	)(G)	—		—	30,000	(M)	—		168,627
Investments in affiliate loans and joint ventures	57,642	—		—	—		—		—	—		—		57,642
Cash and cash equivalents	32,799	—		—	(6,994)		—		—	98,787	(M)	(100,571	)(P)	24,021
Tenant receivables	11,157	—		—	—		—		—	—		—		11,157
Deferred rents receivable	135,399	—		—	—		—		—	—		—		135,399
Prepaid expenses and other assets	179,884	—		—	(85,098	)(G)	—		—	—		7,538	(P)	102,324
Contract and land deposits and pre-acquisition costs	2,898	—		—	—		—		—	—		—		2,898
Deferred leasing and loan costs	77,282	—		—	—		—		—	2,100	(M)	—		79,382

Total Assets	$3,863,132	$(333,254)		$(95,519)	$120,000		$(87,809)		$(21,908)	$44,566		$157,972		$3,647,180

Liabilities:
Mortgage notes payable	$531,527	$—		$—	$—		$—		$—	$—		$—		$531,527
Unsecured credit facility	231,000	(116,277	) (C)	—	120,000	(G)	(94,252	)(I)	—	—		150,000	(P)	290,471
Senior unsecured notes	979,970	—		—	—		—		—	—		—		979,970
Liabilities associated with properties held for sale	407,841	(222,878)		(95,519)	—		(65,724)		(21,908)	(1,739)		1,390	(Q)	1,463
Accrued expenses and other liabilities	77,245	—		—	—		—		—	—		2,276		79,521
Deferred revenues and tenant lease security deposits	75,296	—		—	—		—		—	—		4,306	(P)	79,602
Dividends and distributions payable	36,232	—		—	—		—		—	—		—		36,232

Total Liablilities	2,339,111	(339,155)		(95,519)	120,000		(159,976)		(21,908)	(1,739)		157,972		1,998,786

Minority partners’ interests in consolidated partnerships	214,608	—		—	—		—		—	—		—		214,608
Preferred unit interest in the Operating Partnership	1,200	—		—	—		—		—	—		—		1,200
Limited partners' minority interest in the Operating Partnership	33,719	—		—	—		—		—	—		—		33,719

Total Minority Interests	249,527	—		—	—		—		—	—		—		249,527

Commitments and contingencies	—	—		—	—		—		—	—		—		—

Stockholders’ Equity:
Preferred stock, $.01 par value, 25,000,000 shares authorized	—	—		—	—		—		—	—		—		—
Common Stock, $.01 par value, 200,000,000 shares authorized
82,556,273 shares issued and outstanding	826	—		—	—		—		—	—		—		826
Additional paid in capital	1,342,637	5,070	(D)	—	—		72,440	(J)	—	46,305	(N)	—		1,466,452
Accumulated other comprehensive (loss)/income	(477)	831	(D)	—	—		(273	)(J)	—	—		—		81
Treasury stock, 3,318,600 shares	(68,492)	—		—	—		—		—	—		—		(68,492)

Total Stockholders’ Equity	1,274,494	5,901		—	—		72,167		—	46,305		—		1,398,867

Total Liabilities and Stockholders’ Equity	$3,863,132	$(333,254)		$(95,519)	$120,000		$(87,809)		$(21,908)	$44,566		$157,972		$3,647,180

(The accompanying notes and management’s assumptions are an integral part of this statement)

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Reckson Associates Realty Corp.
Notes to Pro-Forma Balance Sheet
September 30, 2005
(Unaudited)

A	Represents the historical balance sheet of the Company at September 30, 2005.

B	Represents adjustments to remove 70% of the assets and liabilities of the property located at One Court Square, Long Island City, New York (the “Court Square Property”) resulting from the sale of a 70% interest in the Court Square Property to a joint venture (the “Court Square JV”) for approximately $329.7 million, including the assumption of $220.5 million of debt, and to repay outstanding borrowings under our unsecured credit facility with funds primarily received from the sale.

C	Consists of approximately $109.2 million of net sales proceeds and approximately $7.1 million of financing costs reimbursed by a group of institutional investors led by JPMorgan Investment Management.

D	Represents the gain related to the sale of a 70% interest in the Court Square Property and the reclassification of the proportionate share of loss from accumulated other comprehensive (loss)/income to earnings.

E	Represents the adjustment related to the Company’s 30% interest in the Court Square JV under the equity method of accounting.

F	To record the acquisition of Reckson Plaza, formerly known as EAB Plaza, for approximately $240 million, and an adjoining 82-acre development site for approximately $19 million, as if the acquisition occurred on September 30, 2005.

G	Includes the funding of the Reckson Plaza acquisition through borrowings under our unsecured credit facility of $120 million, the satisfaction of a $27.6 million mezzanine loan, cash of approximately $106 million that was being held in an escrow account with a qualified intermediary pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, approximately $16 million of real estate intangibles and approximately $4.6 million of intangible lease assets recorded in accordance with FAS 141/142.

H	Represents adjustments to remove 75% of the assets and liabilities of eight properties intended to be contributed to a newly-formed joint venture, Reckson Australia Operating Company, LLC (the “RAOC JV”) as if such transaction had occurred on September 30, 2005.

I	Represents net cash sales proceeds to be received by the Company related to the transfer of a 75% interest in 8 of our properties to the RAOC JV.

J	Represents the gain related to the transfer of a 75% interest in 8 of our properties to the RAOC JV and the reclassification of the proportionate share of gain from accumulated other comprehensive (loss)/income to earnings.

K	Represents the adjustment related to the Company’s 25% interest in the RAOC JV under the equity method of accounting.

L	Represents adjustments to reflect the sale of the property located at 100 Wall Street, New York, NY for approximately $134 million, as if such sale had occurred on September 30, 2005.

M	Represents $2.1 million of financing costs related to the transfer of the mortgage debt at 100 Wall Street, New York, NY to two other of our properties as replacement collateral, the receipt of $104 million in cash proceeds and the issuance of a $30 million mezzanine loan to the purchaser.

N	Represents the gain related to the sale of 100 Wall Street, New York, NY.

O	To record the acquisition of the Eastridge Portfolio for approximately $255 million, as if the acquisition occurred on September 30, 2005.

P	Includes the funding of the Eastridge Portfolio through borrowings under our unsecured credit liability of $150 million, cash of approximately $101 million, approximately $7.5 million of real estate intangibles and approximately $1.1 million of intangible lease liabilities recorded in accordance with FAS 141/142.

Q	Represents the assets and liabilities of one of the buildings acquired in the transaction that is held for sale.

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Reckson Associates Realty Corp.
Pro-Forma Statement of Income
For the nine months ended September 30, 2005
(Unaudited and in thousands, except share amounts)

		One Court Square		Reckson Plaza		LPT Transaction		100 Wall St.		Eastridge Portfolio

	Reckson Historical (A)	Pro-Forma Adjustments (B)	Pro-Forma Adjustments (C)	Pro-Forma Adjustments (D)		Pro-Forma Adjustments (G)	Pro-Forma Adjustments (H)	Pro-Forma Adjustments (I)		Pro-Forma Adjustments (K)		Pro-Forma Condensed

Revenues:
Property Operating Revenues:
Base rents	$358,181	$(12,496)	$—	$21,266		$(43,789)	$—	$—		$22,585		$345,747
Tenant escalations and reimbursements	56,370	—	—	4,164		(5,185)	—	—		3,546		58,895

Total property operating revenues	414,551	(12,496)	—	25,430		(48,974)	—	—		26,131		404,642

Operating Expenses:
Property operating expenses	164,450	—	—	15,845		(20,435)	—	—		13,737		173,597
Marketing, general and administrative	24,597	(6)	—	659		(1,916)	—	—		2,444		25,778
Depreciation and amortization	96,546	(6,148)	—	6,659		(11,164)	—	—		5,421		91,314

Total operating expenses	285,593	(6,154)	—	23,163		(33,515)	—	—		21,602		290,689

Operating income	128,958	(6,342)	—	2,267		(15,459)	—	—		4,529		113,953

Non-Operating Income & Expenses:
Gains on sales of real estate	85,512	—	—	—		—	—	—		—		85,512
Interest income on notes receivable	9,613	—	—	(2,963	)(E)	—	—	3,375	(J)	—		10,025
Investment income and other	7,647	—	—	—		(450)	404	(269)		—		7,332
Interest:
Expense	(82,810)	7,680	—	(4,833	)(F)	2,918	—	—		(6,041	)(L)	(83,086)
Amortization of deferred financing costs	(3,177)	186	—	—		39	—	(357)		—		(3,309)

Total Non-Operating Income & Expenses	16,785	7,866	—	(7,796)		2,507	404	2,749		(6,041)		16,474

Income before minority interests, equity in earnings of real estate joint ventures and discontinued operations	145,743	1,524	—	(5,529)		(12,952)	404	2,749		(1,512)		130,422
Minority partners’ interests in consolidated partnerships	(11,368)	—	—	—		—	—	—		—		(11,368)
Limited partners' minority interest in the Operating Partnership	(4,646)	(49)	(32)	179		420	(92)	(18)		49		(4,189)
Equity in earnings of real estate joint ventures	482	—	975	—		—	2,436	—		—		3,893

Income before discontinued operations	130,211	1,475	943	(5,350)		(12,532)	2,748	2,731		(1,463)		118,763

Discontinued operations (net of minority interests):
Income from discontinued operations	4,671	—	—	—		—	—	(2,184)		—		2,487
Gains on sales of real estate	13,790	—	—	—		—	—	—		—		13,790

Net income	$148,672	$1,475	$943	$(5,350)		$(12,532)	$2,748	$547		$(1,463)		$135,040

Basic net income per weighted average share:
Common	$1.59											$1.45
Discontinued operations	0.23											0.20

Basic net income per common share	$1.82											$1.65

Basic weighted average common shares outstanding:	81,847,595											81,847,595

Diluted net income per weighted average common share	$1.81											$1.64

Diluted weighted average common shares outstanding	82,284,475											82,284,475

(The accompanying notes and management’s assumptions are an integral part of this statement)

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Reckson Associates Realty Corp.
Notes to Pro-Forma Statement of Income
For the nine months ended September 30, 2005
(Unaudited)

A	Represents the historical statement of income of the Company for the nine months ended September 30, 2005.

B	Represents adjustments to remove the results of operations of the Court Square Property resulting from the sale of a 70% interest in the Court Square Property as if such sale occurred on January 1, 2004.

C	Represents the pro-forma equity in earnings of the Court Square JV for the nine months ended September 30, 2005.

D	Represents adjustments for the purchase of Reckson Plaza as if this acquisition occurred on January 1, 2004 to (i) record the FAS 141 / 142 amortization expense adjustment on the tenanting costs, (ii) reflect ground rent recorded on a straight-line basis, (iii) record depreciation expense on the building based on an estimated useful life of 30 years, (iv) reduce interest income related to the $27.6 million mezzanine loan that was satisfied as part of the acquisition, (v) record additional interest expense on $120 million of borrowings made under our unsecured credit facility, (vi) adjust the allocation of income between the general partner and limited partners under the limited partnership agreement, and (vii) record the property’s operations.

E	To remove interest income earned under a $27.6 million mezzanine loan which is included in the historical balance.

F	Calculated using the 30-day LIBOR rate on February 23, 2006 of 4.57% + 80 basis points (5.37%) on borrowings made under our unsecured credit facility of $120 million.

G	Represents adjustments to remove the results of operations of the properties contributed, or intended to be contributed, to the RAOC JV as if such transaction occurred on January 1, 2004.

H	Represents adjustments to reflect the decrease in management fees to be earned from the properties transferred to the RAOC JV, additional recurring fees and the pro-forma equity in earnings of the RAOC JV for the nine months ended September 30, 2005.

I	Represents adjustments to remove (i) the results of operations of the property located at 100 Wall Street, New York, NY, which was reflected as discontinued operations in the historical balance and (ii) management fee income earned by one of our service companies during 2005, as if such sale occurred on January 1, 2004.

J	Represents interest income on a $30 million mezzanine loan made to the purchaser of 100 Wall Street, New York, NY and is calculated at 15% per annum, as if such sale occurred on January 1, 2004.

K	Represents adjustments for the purchase of the Eastridge Portfolio as if this acquisition occurred on January 1, 2004 to (i) record the FAS 141/142 amortization expense adjustment on the tenanting costs, (ii) record depreciation expense on the building based on an estimated useful life of 30 years, (iii) record additional interest expense on $150 million of borrowings made under our unsecured credit facility, (iv) adjust the allocation of income between the general partner and limited partners under the limited partnership agreement, and (v) record the operations of the properties.

L	Calculated using the 30-day LIBOR rate on February 23, 2006 of 4.57% + 80 basis points (5.37%) on additional borrowings made under the unsecured credit facility of $150 million.

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Reckson Associates Realty Corp.
Pro-Forma Statement of Income
For the year ended December 31, 2004
(Unaudited and in thousands, except share amounts)

One Court Square	Reckson Plaza	LPT Transaction	100 Wall St.	Eastridge Portfolio

Reckson Historical (A)	Pro-Forma Adjustments (B)	Pro-Forma Adjustments (C)	Pro-Forma Adjustments (F)	Pro-Forma Adjustments (G)	Pro-Forma Adjustments (H)	Pro-Forma Adjustments (I)	Pro-Forma Adjustments (K)	Pro-Forma Condensed

Revenues:
Property operating revenues:
Base rents	$440,953	$—	$28,679	$(58,498)	$—	$4,113	$(15,189)	$31,778	$431,836
Tenant escalations and reimbursements	73,862	—	7,313	(5,905)	—	293	(2,547)	7,009	80,025

Total property operating revenues	514,815	—	35,992	(64,403)	—	4,406	(17,736)	38,787	511,861

Operating Expenses:
Property operating expenses	208,754	—	20,433	(26,337)	—	1,429	(7,833)	18,033	214,479
Marketing, general and administrative	30,879	—	1,037	(2,590)	—	15	(530)	2,896	31,707
Depreciation and amortization	116,480	—	8,956	(14,465)	—	1,566	(3,513)	7,390	116,414

Total operating expenses	356,113	—	30,426	(43,392)	—	3,010	$(11,876)	28,319	362,600

Operating income	158,702	—	5,566	(21,011)	—	1,396	$(5,860)	10,468	149,261

Non-Operating Income & Expenses:
Interest income on notes receivable	7,129	—	(3,224	)(D)	—	—	—	4,500	(J)	—	8,405
Investment income and other	12,157	—	—	(3,285)	2,512	(8)	(592)	—	10,784
Interest:
Expense	(98,050)	—	(6,444	)(E)	2,649	—	—	1	(8,055	)(L)	(109,899)
Amortization of deferred financing costs	(3,822)	—	—	33	—	—	(476)	—	(4,265)

Total Non-Operating Income & Expenses	(82,586)	—	(9,668)	(603)	2,512	(8)	3,433	(8,055)	(94,975)

Income (loss) before minority interests, preferred dividends and distributions, equity in earnings of real estate joint ventures and discontinued operations	76,116	—	(4,102)	(21,614)	2,512	1,388	(2,427)	2,413	54,286
Minority partners' interests in consolidated partnerships	(18,507)	—	—	—	—	—	—	—	(18,507)
Limited partners' minority interest in the Operating Partnership	(1,517)	(65)	205	1,082	(351)	(69)	121	(121)	(715)
Distributions to preferred unitholders	(541)	—	—	—	—	—	—	—	(541)
Equity in earnings of real estate joint ventures	603	1,300	—	—	4,506	—	—	—	6,409

Income (loss) before discontinued operations and dividends to preferred shareholders	56,154	1,235	(3,897)	(20,532)	6,667	1,319	(2,306)	2,292	40,932

Discontinued operations (net of minority interests):
Income from discontinued operations	2,498	—	—	—	—	(1,319)	—	—	1,179
Gain on sales of real estate	11,776	—	—	—	—	—	—	—	11,776

Net income (loss)	70,428	1,235	(3,897)	(20,532)	6,667	(0)	(2,306)	2,292	53,887
Dividends to preferred shareholders	(12,236)	—	—	—	—	—	—	—	(12,236)
Redemption charges on Series A preferred stock	(15,812)	—	—	—	—	—	—	—	(15,812)

Net income (loss) allocable to common shareholders	$42,380	$1,235	$(3,897)	$(20,532)	$6,667	$(0)	$(2,306)	$2,292	$25,839

Basic net income per weighted average share:
Common	$0.41	$0.19
Discontinued operations	0.21	0.19

Basic net income per common share	$0.62	$0.38

Basic weighted average common shares outstanding:	68,871,000	68,871,000

Diluted net income per weighted average common share	$0.61	$0.37

Diluted weighted average common shares outstanding	69,235,000	69,235,000

(The accompanying notes and management’s assumptions are an integral part of this statement)

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Reckson Associates Realty Corp.
Notes to Pro-Forma Statement of Income
For the year ended December 31, 2004
(Unaudited)

A	Represents the historical audited statement of income of the Company for the year ended December 31, 2004.

B	Represents the pro-forma equity in earnings of the Court Square JV for the year ended December 31, 2004 as if such transaction occurred on January 1, 2004. There are no further adjustments to the historical audited statement of income for the year ended December 31, 2004 related to the Court Square Property as it was acquired during 2005.

C	Represents adjustments for the purchase of Reckson Plaza as if this acquisition occurred on January 1, 2004 to (i) record the FAS 141 / 142 amortization expense adjustment on the tenanting costs, (ii) reflect ground rent recorded on a straight-line basis, (iii) record depreciation expense on the building based on an estimated useful life of 30 years, (iv) reduce interest income related to the $27.6 million mezzanine loan that was satisfied as part of the acquisition, (v) record additional interest expense on $120 million of borrowings made under our unsecured credit facility, (vi) adjust the allocation of income between the general partner and limited partners under the limited partnership agreement, and (vii) record the property’s operations.

D	To remove interest income earned under a $27.6 million mezzanine loan that is included in the historical balance.

E	Calculated using the 30-day LIBOR rate on February 23, 2006 of 4.57% + 80 basis points (5.37%) on borrowings made under our unsecured credit facility of $120 million.

F	Represents adjustments to remove the results of operations of the properties contributed, or intended to be contributed, to the RAOC JV as if such transaction occurred on January 1, 2004.

G	Represents adjustments to reflect the decrease in management fees to be earned from the properties transferred to the RAOC JV, additional recurring fees and one-time transactional fees and the pro-forma equity in earnings of the RAOC JV for the year ended December 31, 2004.

H	Represents adjustments to the historical balances for the year ended December 31, 2004 to reflect changes to discontinued operations subsequent to December 31, 2004.

I	Represents adjustments to (i) remove the results of operations of the property located at 100 Wall Street, New York, NY and (ii) management fee income earned by one of our service companies during 2004, as if such sale occurred on January 1, 2004.

J	Represents interest income on a $30 million mezzanine loan made to the purchaser of 100 Wall Street, New York, NY and is calculated at 15% per annum, as if such sale occurred on January 1, 2004.

K	Represents adjustments for the purchase of the Eastridge Portfolio as if this acquisition occurred on January 1, 2004 to (i) record the FAS 141/142 amortization expense adjustment on the tenanting costs, (ii) record depreciation expense on the building based on an estimated useful life of 30 years, (iii) record additional interest expense on $150 million of borrowings made under our unsecured credit facility, (iv) adjust the allocation of income between the general partner and limited partners under the limited partnership agreement, and (v) record the operations of the properties.

L	Calculated using the 30-day LIBOR rate on February 23, 2006 of 4.57% + 80 basis points (5.37%) on additional borrowings made under the unsecured credit facility of $150 million.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECKSON ASSOCIATES REALTY CORP.

By:	/s/ Michael Maturo
Michael Maturo Executive Vice President and Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.

By:	Reckson Associates Realty Corp., its General Partner

By:	/s/ Michael Maturo
Michael Maturo Executive Vice President and Chief Financial Officer

Date: February 28, 2006